UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
November 30, 2006

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust
Agreement dated as of November 1, 2006, providing for the issuance of Structured Asset
Securities Corporation Mortgage Pass-Through Certificates, Series 2006-BC4)

STRUCTURED ASSET SECURITIES CORPORATION MORTGAGE LOAN TRUST 2006-BC4
(Exact name of Issuing Entity as specified in its charter)

STRUCTURED ASSET SECURITIES CORPORATION
(Exact name of Depositor as specified in its charter)

LEHMAN BROTHERS HOLDINGS INC.
(Exact name of Sponsor as specified in its charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                        No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant registered offerings of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-BC4 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-133985) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $1,529,320,000 aggregate principal amount of Class A1, Class A2, Class A3, Class A4, Class A5, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Certificates of its Mortgage Pass-Through Certificates, Series 2006-BC4 on November 30, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated November 13, 2006, as supplemented by the Prospectus Supplement dated November 22, 2006 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

On November 30, 2006, the following classes of certificates in the following amounts were sold by the Registrant to affiliates of the Registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class B	$18,919,000
Class X	N/A
Class P	N/A
Class R	N/A
Class LT-R	N/A

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of November 1, 2006, among Structured Asset Securities Corporation, as depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Clayton Fixed Income Services Inc., as Credit Risk Manager and U.S. Bank National Association, as Trustee. The “Certificates” consist of the following classes: Class A1, Class A2, Class A3, Class A4, Class A5, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B, Class X, Class P, Class LT-R and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain conventional, first and second lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,576,618,375 as of November 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1
Trust Agreement dated as of November 1, 2006, among Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Clayton Fixed Income Services Inc., as Credit Risk Manager, and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of November 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2
Securitization Subservicing Agreement, dated as of November 1, 2006 (effective as of December 1, 2006), among Lehman Brothers Holdings Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer, and Wells Fargo Bank, N.A., as Servicer.

99.3	Subservicing Agreement dated as of November 1, 2006, among Lehman Brothers Holdings Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.4	Servicing Agreement dated as of November 1, 2006, among Lehman Brothers Holdings Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer, and Aurora Loan Services LLC, as Servicer.

99.5
Reconstituted Servicing Agreement dated as of November 1, 2006, among Lehman Brothers Holdings Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer, Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP, as Servicer.

99.6
Flow Mortgage Loan Purchase and Warranties Agreement, dated as of March 1, 2006 and amended as of September 1, 2006, between Countrywide Home Loans, Inc., as Seller, and Lehman Brothers Bank, FSB, as Purchaser.

99.7	The Mortgage Guaranty Insurance Corporation Mortgage Guaranty Select Master Policy for Multiple Loan Transactions (No. 22-590-4-3685) including Certificate (covering Multiple Loans) and Endorsement.

99.8	Primary Mortgage Insurance Co. Master Mortgage Policy 21046-0033-0; Bulk Primary First Lien Master Policy No. is UW 2510.00 (9/00) including Endorsements and Certificate Schedule.

99.9
Interest Rate Swap Agreement, dated as of November 30, 2006, including ISDA Master Agreement, schedule to the master agreement, and credit support annex, between IXIS Financial Products Inc. and Supplemental Interest Trust, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-BC4.

99.10
Interest Rate Cap Agreement, dated as of November 30, 2006, including ISDA Master Agreement, schedule to the master agreement, confirmation and credit support annex, between IXIS Financial Products Inc. and Supplemental Interest Trust, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-BC4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By:	/s/ Ellen V. Kiernan
Name: Ellen V. Kiernan
Title: Senior Vice President

Dated: November 30, 2006

EXHIBIT INDEX

         Exhibit No.                                                                                  Description

4.1
Trust Agreement dated as of November 1, 2006, among Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Clayton Fixed Income Services Inc., as Credit Risk Manager, and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of November 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2
Securitization Subservicing Agreement, dated as of November 1, 2006 (effective as of December 1, 2006), among Lehman Brothers Holdings Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer, and Wells Fargo Bank, N.A., as Servicer.

99.3	Subservicing Agreement dated as of November 1, 2006, among Lehman Brothers Holdings Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.4	Servicing Agreement dated as of November 1, 2006, among Lehman Brothers Holdings Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer, and Aurora Loan Services LLC, as Servicer.

99.5
Reconstituted Servicing Agreement dated as of November 1, 2006, among Lehman Brothers Holdings Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer, Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP, as Servicer.

99.6
Flow Mortgage Loan Purchase and Warranties Agreement, dated as of March 1, 2006 and amended as of September 1, 2006, between Countrywide Home Loans, Inc., as Seller, and Lehman Brothers Bank, FSB, as Purchaser.

99.7	The Mortgage Guaranty Insurance Corporation Mortgage Guaranty Select Master Policy for Multiple Loan Transactions (No. 22-590-4-3685) including Certificate (covering Multiple Loans) and Endorsement.

99.8	Primary Mortgage Insurance Co. Master Mortgage Policy 21046-0033-0; Bulk Primary First Lien Master Policy No. is UW 2510.00 (9/00) including Endorsements and Certificate Schedule.

99.9
Interest Rate Swap Agreement, dated as of November 30, 2006, including ISDA Master Agreement, schedule to the master agreement, and credit support annex, between IXIS Financial Products Inc. and Supplemental Interest Trust, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-BC4.

99.10
Interest Rate Cap Agreement, dated as of November 30, 2006, including ISDA Master Agreement, schedule to the master agreement, confirmation and credit support annex, between IXIS Financial Products Inc. and Supplemental Interest Trust, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-BC4.